SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): May 15, 1998

                      Onyx Acceptance Grantor Trust 1998-1
 ------------------------------------------------------------------------------
                     (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
         -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-46359                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
949 450-5500







Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1998-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the May, 1998 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1998-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1998-1 for the month of May, 1998.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: June 08, 1998

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: June 08, 1998






                                   EXHIBIT 19
Onyx Acceptance Grantor Trust 1998-1
                           Distribution Date Statement
5.95% Auto Loan Pass-Through Certificates                           15-May-97
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Collection Period Beginning on:                                04/01/98
Collection Period Ending on:                                   04/30/98
Distribution Date:                                             05/15/98

     1 Original Pool Balance                                                                              $173,000,000.00
     2 Collection Period Beginning Pool Balance                                                           $166,363,096.02
     3 Collection Period Beginning Pool Balance Factor                                                               0.961636

       Computation of Collection Account Amounts Available for Distribution
     4 Total Collections from Obligors                         01-Apr-to              30-Apr-98             $6,602,688.34
     5 Full Prepayments through first 5 business days of current month (Precompute only)                       165,017.23
     5aFull Prepayments through first 5 business days of current month (Simple interest  only)                 329,230.49
     6 Full Prepayments included in Prior Collection Period (Precompute only)                                  190,692.62
     6aFull Prepayments included in Prior Collection Period (Simple Interest only)                             416,614.48
     7 Partial Prepayments deposited to PayAhead Acct                                                           47,091.98
     8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                           0.00
     9 Yield Supplement Amount to be Deposited to Collection Account                                                 0.00
    10 Net Liquidation Proceeds on Defaulted Contracts         01-Apr-to              30-Apr-98                 20,311.65
    11 Net Liquidation Proceeds first 5 business days of current month                                               0.00
    12 Net Liquidation Proceeds included in Prior Collection Period                                                  0.00
    13 Net Insurance Proceeds                                                                                        0.00
    14 Net Insurance Proceeds first 5 business days of current month                                                 0.00
    15 Net Insurance Proceeds included in Prior Collection Period                                                    0.00
    16 Aggregate Amount of Repurchased Contracts                                                                     0.00
    17 Reinvestment Earnings on Funds in Collection Acct (#011701-Apr-to              30-Apr-98                  3,770.75
                                                                                                                 --------

    18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                    $6,466,619.38

       Computation of Certificate Ending Pool Balance
    19 Collection Period Beginning Pool Balance                                                           $166,363,096.02
    20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                            791,479.36
    20aPrincipal Collected: Payments only - Simple Interest contracts                                        1,419,668.26
    20bPrincipal Collected: Full Prepayments - S.I.  through mo01-Apr-to              30-Apr-98              1,212,475.03
    20cFull Prepayments through first 5 business days of current month: Simple Interest only                   329,230.49
    21 Full Prepayments: Precompute only through month end     01-Apr-to              30-Apr-98                513,839.87
    22 Full Prepayments through first 5 business days of current month: Precompute only                        165,017.23
    23 Defaulted Contracts  (Liquidated Proceeds received)     01-Apr-to              30-Apr-98                 43,273.04
    23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                 0.00
    24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                     0.00
    24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo. 0.00
    25 Repurchased Contracts                                                                                         0.00

    26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                             $161,888,112.74
       Certificate Ending Balance Pool Factor                                                                        0.935769

    27 Principal Distribution Amount  (19-26)                                                               $4,474,983.28

       Distributions From Collection Account
    28 Principal Distribution Amount                                                                        $4,474,983.28
    29 Interest Distribution Amount  (5.95% / 12)                                                              824,883.68
    30 Servicing Fee Payable to Servicer (1.0% / 12)                                                           138,635.91
    31 Surety Fee Payable to Surety (0.18% / 360 * Days in Collection Period)                                   24,954.46
    31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $3,460,000.00 or 41-43)         7,208.33
    32 Reinvestment Earnings Payable to Finco                                                                    3,770.75
                                                                                                                 --------

    33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                   $5,474,436.41

    34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                  $992,182.97

       Spread Account Reconciliation
    35 Initial Deposit                                                                                            $100.00
    36 Deposits to Spread Account Prior Collection Periods                                                    $976,486.38
    37 Deposit to Spread Account this Collection Period    (34)                                               $992,182.97
    38 Reinvestment Earnings on Funds in Spread Acct           01-Apr-to              30-Apr-98                 $2,260.31
    39 Draws from Spread Account Prior Periods                                                                      $0.00
                                                                                                                    -----

    40 Spread Account Balance     (35+36+37+38-39)                                                          $1,971,029.65

    41 Required Spread Account Balance     (Max of 5% x (2) less (50b) or 2% x (1) )                        $4,858,154.80
    42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                      $0.00
    43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                              $1,971,029.65

       Delinquency Statistics
    44 Number of Accts Delinquent 30 - 59 Days                                                                     107
    45 Number of Accts Delinquent 60 - 89 Days                                                                      34
    45aNumber of Accts Deliquent 90 Days and Over                                                                    1
                                                                                                                     -
    46 Total Number of Delinquent Accounts 30 Days and Over                                                        142

    47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                     $1,263,456
    48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                     $364,826
    48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                   $5,277
                                                                                                                ------
    49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                              $1,633,559

    50 Policy Claim Amount                                                                                          $0.00
    50bReinsurance Amount Lesser of 2% of Orig bal and difference between 5% of end month pool bal an       $3,460,000.00
     Repossession Statistics
    51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                         8
    52 Number of Accounts Repossessed During Collection Period                                                      31
    53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                         6
                                                                                                                     -
    54 Number of Accounts in Repo Inventory @ End of Collection Period                                              33

    55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period       $124,726.07
    56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                  370,422.64
    57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                      124,909.01
                                                                                                               ----------
    58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period             $370,239.70


       Yield Supplement Account  Balance
    59 Initial Deposit                                                                                              $0.00
    60 Draws from Yield Supplement to Collection Account                                                            $0.00
                                                                                                                    -----

    61 Yield Supplement Account  Balance                                                                            $0.00

       Accounts Outstanding
    62 Original Accounts Outstanding                                                                            14,451
    63 Remaining Number of Accounts Outstanding @  End of Collection Period                                     13,894

       Net Yield
    64 Interest Collected on Contracts                                                                       2,010,826.74
    65 Interest Collected on Contracts - Prior Collection Period                                             2,069,894.12
    66 Interest Collected on Contracts - Two Collection Periods Ago                                                  0.00
    67 Liquidated Contract Balances (less Liquidation proceeds)                                                 22,961.39
    68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                            0.00
    69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                         0.00
    70 Interest Paid to Certificate Holders                                                                    824,883.68
    71 Interest Paid to Certificate Holders - Prior Collection Period                                          914,977.78
    72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                             0.00
    73 Servicing Fees Paid to Servicer                                                                        $138,635.91
    74 Servicing Fees Paid to Servicer -  Prior Collection Period                                             $144,166.67
    75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                 $0.00
    76 Certificate Ending Pool Balance                                                                    $161,888,112.74
    77 Certificate Ending Pool Balance - Prior Collection Period                                          $166,363,096.02
    78 Certificate Ending Pool Balance - Two Collection Periods Ago                                       $173,000,000.00

    79 Net Yield                                                                                                     4.87%

               A.P.R. of Trust Contracts
    80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                            14.91%
    81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                        14.96%


       Credit Losses
    82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                           $43,273.04
    83 Recoveries during Collection Period  (10+11-12)                                                          20,311.65
                                                                                                                ---------

    84 Net Credit Losses during Collection Period   (82-83)                                                    $22,961.39

    85 Cumulative Net Credit Losses                                                                            $22,961.39
    86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                            0.01%

    87 Remaining Weighted Average Maturity (Months)                                                                 54.6








       I certify that the computations reflected above for the collection pe30-Apr-98d are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1998.


       By :   _______________________________Date:_________________

       Name: Don Duffy
       Title:  Executive Vice President


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